Exhibit 99.1

Rent-A-Center, Inc. Announces Appointment of Mark Speese as
Chief Executive Officer

PLANO, Texas – April 10, 2017 – Rent-A-Center, Inc. (NASDAQ/NGS: RCII) (“Rent-A-Center” or the “Company”), the nation's largest rent-to-own operator, today announced that its Board of Directors has unanimously appointed Mark Speese as the Company’s Chief Executive Officer, effective April 10, 2017. Mr. Speese, Chairman of the Board of Directors and the Company’s founder and former Chief Executive Officer, has served as Interim CEO since January 9, 2017.

“As a founder of Rent-A-Center, Mark brings a tremendous knowledge of the business and a strategic vision for the Company. He has played an essential role in the creation of our new strategic plan as well as the numerous efforts we’ve undertaken to drive growth and profitability in the business. As we take the next steps with the execution of our initiatives, the entire Board believes it is important for Mark to continue to lead the organization forward. I am confident that his deep industry and operational expertise and bold vision will enable Rent-A-Center to improve its trajectory and deliver enhanced value to our stockholders,” said Steven L. Pepper, Lead Independent Director of Rent-A-Center’s Board.

“As a founder, I look forward to continuing the great work underway across Rent-A-Center, in order to return the company to a position of strength,” said Mr. Speese. “Since assuming the role of Interim CEO earlier this year, we have taken decisive actions to drive operational improvements for the benefit of all Rent-A-Center stakeholders, and remain committed to improving the lives of our customers with our unique value proposition.”

Mr. Speese has served as the Company’s Chairman of the Board since October 2001 and as a Board director since 1990. He served as the Company’s Chief Executive Officer from October 2001 until January 2014. From the Company’s initial public offering in 1995 through Mr. Speese’s tenure as Chief Executive Officer, the Company achieved total stockholder returns of 2,571% versus 467% for the S&P 500. Mr. Speese previously served as Vice Chairman from September 1999 until March 2001. From 1990 until April 1999, Mr. Speese served as President, and he also served as Chief Operating Officer from November 1994 until March 1999.

About Rent-A-Center, Inc.
A rent-to-own industry leader, Plano, Texas-based, Rent-A-Center, Inc., is focused on improving the quality of life for its customers by providing them the opportunity to obtain ownership of high-quality, durable products such as consumer electronics, appliances, computers, furniture and accessories, under flexible rental purchase agreements with no long-term obligation. Rent-A-Center Franchising International, Inc., a wholly owned subsidiary of the Company, is a national franchiser of approximately 230 rent-to-own stores operating under the trade names of "Rent-A-Center," "ColorTyme," and "RimTyme."

Forward-Looking Statements

This press release and the guidance above contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. The Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company's current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company's business segments; our chief executive officer and chief financial officer transitions, including our ability to effectively operate and execute our strategies during the interim period and difficulties or delays in identifying and attracting a permanent chief financial officer with the required level of experience and expertise; failure to manage the Company's store labor and other store expenses; the Company’s ability to develop and successfully execute strategic initiatives; disruptions, including capacity-related outages, caused by the implementation and operation of the Company's new store information management system, and its transition to more-readily scalable, “cloud-based” solutions; the Company’s ability to successfully market smartphones and related services to its customers; the Company's ability to develop and successfully implement virtual or E-commerce capabilities, including mobile applications; disruptions in the Company's supply chain; limitations of, or disruptions in, the Company's distribution network; rapid inflation or deflation in the prices of the Company's products; the Company's ability to execute and the effectiveness of a store consolidation, including the Company's ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company's available cash flow; the Company's ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company's brand; uncertainties regarding the ability to open new locations; the Company's ability to acquire additional stores or customer accounts on favorable terms; the Company's ability to control costs and increase profitability; the Company's ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company's ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the Rent-to-Own industry; the Company's compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company's information technology and other networks and the Company's ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company's stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company's effective tax rate; fluctuations in foreign currency exchange rates; the Company's ability to maintain an effective system of internal controls; the resolution of the Company's litigation; and the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to its 2017 Annual Meeting. The Company stockholders are strongly encouraged to read any such proxy statement, the accompanying white proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at the Company’s website at www.rentacenter.com or by contacting the Company’s Investor Relations at 972-801-1100. The Company, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Rent-A-Center’s 2017 Annual Meeting. Information about certain current directors and executive officers of the Company is available in the Company’s proxy statement, dated April 18, 2016, for its 2016 Annual Meeting. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the 2016 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Rent-A-Center’s 2017 Annual Meeting.

Contacts

Investors:
Maureen Short
Interim Chief Financial Officer
972-801-1899
maureen.short@rentacenter.com

Media:
Joele Frank, Wilkinson Brimmer Katcher
Kelly Sullivan / James Golden / Matt Gross / Aura Reinhard
212-355-4449